UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 15, 2012

RAIT Financial Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2929 Arch St., 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 243-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 15, 2012, the second sale (the " Second Draw Down ") of securities by RAIT Financial Trust (" RAIT ") to ARS VI Investor I, LLC (the " Investor ") contemplated by the Securities Purchase Agreement (the " Purchase Agreement ") dated as of October 1, 2012 among RAIT, its subsidiaries RAIT Partnership, L.P., Taberna Realty Finance Trust and RAIT Asset Holdings IV, LLC, and the Investor was consummated. The Purchase Agreement and the transactions contemplated thereunder were previously reported in RAIT’s Current Report on Form 8-K (the " Prior 8-K ") filed with the Securities and Exchange Commission on October 4, 2012.

At the Second Draw Down, RAIT sold the following securities to the Investor for an aggregate purchase price of $20.0 million:

• 800,000 of RAIT’s Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share (the " Series D Preferred Shares ");

• Common Share Purchase Warrants (the " Warrants ") exercisable for 1,986,200 of RAIT’s common shares of beneficial interest, par value $0.03 per share (the " Common Shares "); and

• Common Share Appreciation Rights (the " SARs ") exercisable with respect to 1,347,133.4 Common Shares.
After giving effect to the Second Draw Down, the following RAIT securities have been issued and remain issuable pursuant to the Purchase Agreement, in the aggregate: (i) 1,600,000 Series D Preferred Shares have been issued and 2,400,000 Series D Preferred Shares remain issuable; (ii) Warrants exercisable for 3,972,400 Common Shares have been issued and Warrants exercisable for 5,958,600 Common Shares remain issuable; and (iii) SARs exercisable with respect to 2,694,266.8 Common Shares have been issued and SARs exercisable for 4,041,400.2 Common Shares remain issuable.

After giving effect to the Second Draw Down, the aggregate purchase price paid for the securities issued is $40.0 million and the aggregate purchase price payable for the issuable securities is $60.0 million. The obligation of the Investor to purchase such issuable securities under the Purchase Agreement is subject to customary closing conditions and terminates if any defined draw down termination event occurs. RAIT expects to use the net proceeds from the Second Draw Down to fund its origination and investment activities, including CMBS loans and bridge loans.

Disclosure concerning the other terms and conditions of the Series D Preferred Shares, the Warrants and the SARs, the transfer and registration thereof and of the securities underlying the Warrants and the Series D Preferred Shares and the covenants in the Purchase Agreement and the Series D Preferred Shares, the Warrants and the SARs is incorporated by reference from the Prior 8-K. The above summaries of the Warrants and SARs issued at the Second Draw Down do not purport to be complete and are qualified in their entirety by the Warrants and SARs attached to this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively, and incorporated by reference herein. The information set forth under Item 3.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Andrew M. Silberstein serves as a Trustee on RAIT’s Board of Trustees as the Investor Board Designee (as defined in the Prior 8-K). Mr. Silberstein is an equity owner of Almanac Realty Investors, LLC (" Almanac ") and the President of the Investor and holds indirect equity interests in the Investor. At each closing under the Purchase Agreement, RAIT is required to pay Almanac or its designee a fee equal to 4% of the amount funded at that closing. In connection with the Second Draw Down, RAIT paid Almanac a fee of $800,000. In addition, a subsidiary of RAIT receives fees for managing a securitization collateralized, in part, by $25.0 million of trust preferred securities issued by Advance Realty Group and an affiliate of Almanac owns an interest in Advance Realty Group and Almanac receives fees in connection with this interest.

On November 21, 2012, RAIT entered into a Capital on Demand™ Sales Agreement (the "COD Sales Agreement"), with JonesTrading Institutional Services LLC (‘JonesTrading") pursuant to which RAIT may issue and sell up to 10,000,000 Common Shares from time to time through JonesTrading acting as agent and/or principal. Each time that RAIT wishes to issue and sell Common Shares pursuant to the COD Sales Agreement, RAIT will notify JonesTrading of any parameters of these sales, which may include the number of Common Shares, the time period during which sales are requested to be made, any limitation on the number of Common Shares that may be sold in any one day and any minimum price below which sales may not be made. Unless JonesTrading declines to accept RAIT’s notice in accordance with the COD Sales Agreement, JonesTrading agrees to use its commercially reasonable efforts to sell the Common Shares up to the amount specified, and otherwise in accordance with the terms of RAIT’s notice.

Subject to the terms of RAIT’s notice, JonesTrading may sell Common Shares by any method deemed to be an "at the market" offering as defined in Rule 415 of the Securities Act of 1933, as amended, including without limitation sales made directly on the New York Stock Exchange, on any other existing trading market for the common shares or to or through a market maker. Subject to the terms of RAIT’s notice and with RAIT’s prior written consent, JonesTrading may also sell common shares in a public offering registered pursuant to RAIT’s registration statement on Form S-3 (File No. 333-175901) to JonesTrading as principal for its own account.

JonesTrading is entitled to compensation of up to 3% of the gross proceeds from each sale of common shares under the COD sales agreement. The terms and conditions of the COD sales agreement include various representations and warranties by us, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

JonesTrading and its affiliates have provided, and may in the future provide, various investment banking and advisory services to RAIT from time to time for which they have received, and may in the future receive, customary fees and expenses.

The foregoing description of the COD sales agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The consummation of the Second Draw Down was made pursuant to the private placement exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated by the SEC thereunder. The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

November 21, 2012	By:	/s/ James J. Sebra

Name: James J. Sebra
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

1.1	Capital on Demand Sales Agreement dated as of November 21, 2012 between RAIT Financial Trust (“RAIT”), RAIT Partnership, L.P., a Delaware limited partnership and JonesTrading Institutional Services LLC.
4.1	Common Share Purchase Warrant No. 2 dated November 15, 2012 issued by RAIT to ARS VI Investor I, LLC (the “Investor”).
4.2	Common Share Appreciation Right No. 2 dated November 15, 2012 issued by RAIT to the Investor.